UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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SCHEDULE 14A

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Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

(Check the appropriate box):

☐	Preliminary Proxy Statement
☐	Confidential, For Use Of The Commission Only (As Permitted By Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

BGC Group, Inc.
(Name of Registrant as Specified In Its Charter)

_______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-(6)(i)(1) and 0-11.

Your Vote Counts BGC GROUP, INC. 2026 Annual Meeting Vote by November 16, 2026 11:59 PM ET. For shares held in a Plan, vote by November 12, 2026 11:59 PM ET. BGC GROUP, INC. 499 PARK AVENUE, 3RD FLOOR NEW YORK, NY 10022 T03379-P56423 You invested in BGC GROUP, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on November 17, 2026. Get informed before you vote View the Notice of Internet Availability of Proxy Materials and Proxy Statement and the 2025 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 3, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* November 17, 2026 10:00 a.m. (Eastern Time) Virtually at: www.virtualshareholdermeeting.com/BGC2026 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com Prefer THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors. For Nominees: 01) Brandon G. Lutnick 02) Stephen M. Merkel 03) David P. Richards 04) Arthur U. Mbanefo 05) Linda A. Bell 06) William D. Addas 2. Approval of the ratification of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for fiscal year 2026. For 3. Approval, on an advisory basis, of executive compensation. For 4. Approval, on an advisory basis, of the frequency of future advisory votes on executive compensation. 1Year Board Recommends Voting Items Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. T03380-P56423